================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2006

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)


               Utah                   0-22515            20-0612376
  (State or other jurisdiction   (Commission File     (I.R.S. Employer
        of incorporation)             Number)        Identification No.)


                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 6, 2006, Mr. Terrell A. Lassetter resigned as the Chief Executive Officer of Speaking Roses International, Inc. (the "Company"), effective as of September 18, 2006.


(c) On September 6, 2006, the Company appointed Mr. Alan K. Farrell as the Company's Chief Executive Officer, effective as of September 18, 2006.

         Prior to joining the Company, Mr. Farrell, age 39, served as the Vice President of Operations of Associated Food Stores, Inc., a cooperatively-owned wholesale distributor to almost 600 independently owned supermarkets in an eight state region since September, 2004. Between May, 1999 and July 2005, Mr. Farrell served in several management positions within and as a corporate officer of Kmart Corporation, most recently as its Vice President of West Central Division. Between January, 1994 and May, 1999, Mr. Farrell served in various management positions within Wal-Mart Stores, Inc., most recently as its Europe/Asia Regional Merchandise Manager. Mr. Farrell is a graduate of Brigham Young University from which he received a degree in Business Management. There are no family relationships between Mr. Farrell and any of the Company's directors or officers.

         Mr. Farrell's employment as the Chief Executive Officer of the Company is not subject to an employment agreement. The Company has agreed to provide Mr. Farrell with an annual salary of $158,000.00. In addition, effective as of September 18, 2006, the Company will grant Mr. Farrell 100,000 shares of the Company's restricted common stock and an option to purchase 400,000 shares of the Company's common stock at an exercise price equal to the fair market value at the close of business on September 18, 2006 in accordance with the Company's 2006 Equity Incentive Plan. The option will vest over three years in equal annual installments and be immediately cancelable upon termination of Mr. Farrell's employment with the Company.

Item 3.02   Unregistered Sale of Equity Securities

         The disclosures provided in Item 5.02 of this Form 8-K are hereby incorporated by reference with respect to the terms and award of the stock and stock options granted to Mr. Farrell. The grant of the common stock and stock options described therein will be made pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, based in part on the representations made by Mr. Farrell.
..
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: September 11, 2006

                                            Speaking Roses International, Inc.
                                            By:  /s/ Terrell A. Lassetter
                                                 ------------------------
                                                     Terrell A. Lassetter,
                                                     Chief Executive Officer


--------------------------------------------------------------------------------